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                            THE VANGUARD GROUP/(R)/

                         VANGUARD(R) SELECTED VALUE FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 17, 2006


PROSPECTUS TEXT CHANGE
The last paragraph on page 9 is replaced with the following:

Each advisor's fee is paid quarterly, and is based on certain annual percentage rates applied to the average daily net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the Barrow, Hanley portion of the Fund over a trailing 36-month period is compared with that of the Russell Midcap Value Index over the same period, and the cumulative total return of the Donald Smith & Co. portion of the Fund over a trailing 60-month period is compared with that of the Morgan Stanley Capital International (MSCI) US Investable Market 2500 Index over the same period.



















(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PS934  052006


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                            THE VANGUARD GROUP/(R)/


                         VANGUARD/(R)/ WHITEHALL FUNDS

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2006


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGE FOR VANGUARD SELECTED VALUE FUND The third paragraph under the heading "Vanguard Selected Value Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     The Fund pays each advisor a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the assets managed by the advisor relative to the investment performance of the Russell Midcap Value Index (for Barrow, Hanley) and the MSCI Investable Market 2500 Index (for Donald Smith & Co.) (each, the Index). The investment performance will be based on the cumulative return of the Portfolio over a trailing 36-month period (60-month period for Donald Smith & Co.) ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.











(C)2006 The Vanguard Group, Inc. All rights reserved.
 Vanguard Marketing Corporation, Distributor.                          052006